Research And Development	12 Months Ended
Dec. 31, 2012
Research and Development Expense [Abstract]
Research and Development
Research and Development

Research and Development consists of the following:

	Year ended December 31,
	2010	2011	2012
Research and development expenses	79,331	130,153	150,118
Research and development grants and credits	(546)	(753)	(899)
Total research and development expenses	78,785	129,400	149,219

The Company’s operations in the Netherlands, Germany and the United States receive research and development grants and credits from various sources. The research and development grants and credits received from governmental sources in the Netherlands include a credit which is contingently repayable to the extent the Company recognizes sales of products to which the credit is related within an agreed upon period. The Company does not recognize a liability on the Consolidated Balance Sheet in respect of this credit until it recognizes sales of products to which the credit is related, within the agreed upon period and is then charged to cost of sales when such sales are recorded. The repayment amounts to 4.0% of the realized sales of these products.

With the disposal of our RTP business in 2009 the liability has been transferred to Levitech BV, the vehicle in which the management buy-out has been constructed. ASM International NV participates for 20% in Levitech BV. With the disposal of our RTP business we have licensed our RTP portfolio of 61 issued patents and 11 pending patents to Levitech BV.